Exhibit 10.70

ASSIGNMENT

a)	U.S. Patent No.:	7,818,407	Issued:	10-19-2010
b)	U.S. Patent No.:	7,895,324	Issued:	02-22-2011
c)	U.S. Patent No.:	7,843,855	Issued:	11-30-2010
d)	U.S. Patent No.:	7,512,676	Issued:	11-30-2010
e)	U.S. Patent No.:	7,536,472	Issued:	05-19-2009
f)	U.S. Patent No.:	8,219,659	Issued:	07-10-2012
g)	U.S. Patent No.:	7,543,074	Issued:	06-02-2009
h)	U.S. Patent No.:	8,266,318	Issued:	09-11-2012
i)	U.S. Patent No.:	7,035,933	Issued:	04-25-2006
j)	U.S. Patent No.:	7,664,840	Issued:	02-16-2010
k)	U.S. Patent No.:	7,925,726	Issued:	04-12-2011
l)	U.S. Patent No.:	8,873,432	Issued:	10-28-2014
m)	U.S. Patent No.:	9,614,750	Issued:	04-04-2017
n)	U.S. Patent No.:	8,892,770	Issued:	11-18-2014
o)	U.S. Patent No.:	8,103,750	Issued:	01-24-2012
p)	Canadian Patent No.:	2,927,771	Issued:	08-04-2020
q)	Canadian Patent No.:	2,975,031	Issued:	12-17-2019
r)	Canadian Patent No.:	2,686,978	Issued:	11-10-2016

WHEREAS, Network Foundation Technologies, LLC, a corporation duly organized under the laws of Wyoming, located and doing business at 180 East Dixie Meadows Road, Shreveport, LA 71105 (hereinafter ASSIGNOR), has certain rights in inventions or discoveries, patents or patent applications, trade secrets or proprietary information, relating to

SYSTEM AND METHOD FOR BROADCASTING CONTENT TO NODES ON COMPUTER NETWORKS

SYSTEMS FOR DISTRIBUTING DATA OVER A COMPUTER NETWORK AND METHODS FOR ARRANGING NODES FOR DISTRIBUTION OF DATA OVER A COMPUTER NETWORK

SYSTEMS FOR DISTRIBUTING CONTENT DATA OVER A COMPUTER NETWORK AND METHODS FOR ARRANGING NODES FOR DISTRIBUTION OF DATA OVER A COMPUTER NETWORK

WHEREAS, NYIAX, Inc., a corporation duly organized under the laws of Delaware, with headquarters located at 180 Maiden Lane, 11th Floor, NYC, NY 10005 (hereinafter ASSIGNEE), is desirous of acquiring the entire right, title and interest therein;

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NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN:

BE IT KNOWN that for good and valuable consideration to ASSIGNOR by said ASSIGNEE, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR, by these presents does hereby sell, assign, set over and transfer unto the said ASSIGNEE, its successors, legal representatives or assigns, ASSIGNOR’s entire right, title and interest in and to all said inventions and discoveries, patents and patent applications, whose identification above by serial numbers and filing dates, when available, is hereby authorized, and in and to trade secrets and proprietary information related thereto, and in and to said applications, all parents, substitutions, divisions, provisionals, conversions of provisionals, continuations, and continuations-in-part thereof, and in and to all Letters Patents, United States and foreign, that may be and have been granted for said inventions and discoveries, and in and to all extensions, renewals and reissues thereof, (collectively hereinafter INTELLECTUAL PROPERTY) the same to be held and enjoyed by said ASSIGNEE, its successors and assigns, as fully and entirely as the same would have been held and enjoyed by ASSIGNOR if this Assignment and sale had not been made; said assignment and transfer of all such INTELLECTUAL PROPERTY further including and vesting in ASSIGNEE the right to sue and recover for, and the right to receive and retain for its own benefit, all profits, damages and other relief due, accrued, or arising out of or in connection with, any and all past, present and future infringement of such INTELLECTUAL PROPERTY;

AND ASSIGNOR HEREBY authorizes and requests the U.S. Patent and Trademark Office, Canadian Intellectual Property Office, or other issuing authority to issue any and all patents on said INTELLECTUAL PROPERTY to said ASSIGNEE as sole assignee; and ASSIGNOR further hereby authorizes said ASSIGNEE to file and prosecute any of said foreign applications in its own name;

AND ASSIGNOR HEREBY covenants that ASSIGNOR has the full right to convey ASSIGNOR’s entire right, title and interest herein assigned and that ASSIGNOR has not executed and will not execute any assignment or other instrument in conflict herewith;

AND ASSIGNOR HEREBY further covenants and agrees to communicate to said ASSIGNEE, or its legal representatives, successors or assigns, any facts relating to said invention, including evidence for interference purposes or other proceedings, whenever requested, and to testify in any interference or in any other legal proceeding, when requested, and to execute and deliver on request all lawful papers required to make any of the foregoing provisions effective; and to perform the aforesaid communicating, executing and delivering, without any payment except expenses and to perform the aforesaid testifying for reasonable compensation; and generally to do everything possible to aid the said ASSIGNEE, its successors, legal representatives or assigns to obtain and enforce proper protection on and for said INTELLECTUAL PROPERTY in all countries, and likewise ASSIGNOR makes these provisions binding upon its heirs, legal representatives and/or administrators.

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The undersigned hereby grants the firm of Dickinson Wright PLLC the power to insert on this assignment any further identification which may be necessary or desirable in order to comply with the rules of the U.S. Patent and Trademark Office Canadian Intellectual Property Office or other issuing authority for recordation of this document.

IN TESTIMONY WHEREOF, ASSIGNOR has hereunto set his/her hand and seal on the date subscribed below.

Network Foundation Technologies, LLC

by:	/s/ Marcus Morton	7/8/2023
	Marcus Morton	DATE
President and Manager

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